EXHIBIT 10.3

SECOND AMENDMENT
TO
AGREEMENT OF LIMITED PARTNERSHIP
OF
EPE UNIT III, L.P.
Dated as of
July 1, 2008

This Second Amendment (this “Amendment”) to the Agreement of Limited Partnership dated as of May 7, 2007 (as subsequently amended, the “Partnership Agreement”) of EPE Unit III, L.P., a Delaware limited partnership (the “Partnership”), is made and entered into effective as of July 1, 2008, pursuant to the terms of the Partnership Agreement and in accordance with Section 12.05 thereof.

 Section 1. AMENDMENTS.

(a) Section 11.01. Paragraph (b) of Section 11.01 is hereby amended and restated as follows:

 (b) unless otherwise agreed to by the General Partner, the Class A Limited Partner and a Required Interest,  May 9, 2014;

Section 2. RATIFICATION OF PARTNERSHIP AGREEMENT. Except as expressly modified and amended herein, all of the terms and conditions of the Partnership Agreement shall remain in full force and effect.

Section 3. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, EXCLUDING ANY CONFLICTS-OF-LAW RULE OR PRINCIPLE THAT MIGHT REFER THE GOVERNANCE OR CONSTRUCTION OF THIS AGREEMENT TO THE LAWS OF ANOTHER JURISDICTION.

[Signature Page Follows]

IN WITNESS WHEREOF, the General Partner has executed this Agreement as of the date first set forth above.

GENERAL PARTNER:	EPCO, INC.
	By:	/s/ W. Randall Fowler
W. Randall Fowler
President and Chief Executive Officer

CLASS A LIMITED PARTNER:	DUNCAN FAMILY INTERESTS, INC.
	By:	/s/ Michael G. Morgan
Michael G. Morgan
President

CLASS B LIMITED PARTNERS:
Representing a majority of Class B Limited Partners of the Partnership, pursuant to Powers of Attorney executed in favor of, and granted and delivered to the General Partner

By:   EPCO, INC.
(As attorney-in-fact for the Class B Limited
Partners pursuant to powers of attorney)

By:       /s/ W. Randall Fowler
         W. Randall Fowler
         President and Chief Executive Officer

Second Amendment to Agreement of Limited Partnership of EPE Unit III, L.P.